UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2021 (January 31, 2021)

CF ACQUISITION CORP. IV

(Exact name of registrant as specified in its charter)

Delaware	001-39824	85-1042073
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 East 59th Street, New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 938-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	CFIVU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	CFIV	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	CFIVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 31, 2021, the board of directors (the “Board”) of CF Acquisition Corp. IV (the “Company”) appointed Alice Chan as Chief Financial Officer and elected her as a member of the Board’s first class of directors and as member of the audit committee of the Board (the “Audit Committee”). Ms. Chan replaces Paul Pion, who resigned as Chief Financial Officer, director and member of the Audit Committee as of such date.

Ms. Chan, age 40, joined Cantor Fitzgerald, L.P. (“Cantor”) in March 2015 and has served as its Global Controller and Managing Director since March 2019. In this position, Ms. Chan oversees a range of financial functions for Cantor and its affiliates, most notably financial reporting, consolidations, new accounting standard implementations, corporate accounting, and process enhancements. In addition, Ms. Chan has been the Chief Financial Officer of Fintan Master Fund Ltd and the Chief Financial Officer of Fintan Investments Ltd since January 2019. Ms. Chan has also served as the Chief Financial Officer and a director of CF Finance Acquisition Corp. II, CF Finance Acquisition Corp. III and CF Acquisition Corp. V since January 2021 and as the Chief Financial Officer of CF Acquisition Corp. VI since January 2021. Prior to joining Cantor, Ms. Chan worked at Goldman Sachs for approximately 10 years, focusing on broker dealers' financial and regulatory reporting and bank financial reporting. Ms. Chan holds Series 27 and 99 licenses. She received a B.S. in Finance from Pace University and a M.S. in Accounting from St. John's University.

There are no family relationships between Ms. Chan and any director, executive officer, or person nominated or chosen by the Company to become an executive officer of the Company. There are no transactions between the Company and Ms. Chan that are subject to disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CF ACQUISITION CORP. IV

	By:	/s/ Howard W. Lutnick
Name: Howard W. Lutnick
Title: Chief Executive Officer

Dated: February 3, 2021

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